EXHIBIT 1.A(10)(a)(i)

[LOGO OF SECURITY LIFE]

Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 · Denver, CO 80217-3888
1-800-848-6362 · ing-securitylife.com

[ ] Corporate Benefits

Supplement to Guaranteed Issue, Simplified Issue and Short Form Applications
Investment Feature Selection Form

Section A – Initial Premium Allocation

Initial Premium Allocation. Please allocate your Initial Premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

_______% GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Index 500 Portfolio

The GCG Trust
_____%	Equity Income Portfolio
_____%	Fully Managed Portfolio
_____%	Growth Portfolio
_____%	Hard Assets Portfolio
_____%	Limited Maturity Bond Portfolio
_____%	Liquid Asset Portfolio
_____%	Mid-Cap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund

Janus Aspen Series (Service Shares)
_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Neuberger Berman
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	MagnaCap Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Real Estate Fund

Section B -; Telephone Privilege Authorization

[ ]	Telephone Privilege Authorization: I/We authorize Security Life of Denver Insurance Company to accept telephone instructions from the Owners/Registered Representative of the policy listed above:
	[ ]	Owners Only
	[ ]	Owner and Registered Representative

[ ]	Revocation of Telephone Privilege Authorization: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
	[ ]	Owners and Registered Representative
	[ ]	Registered Representative Only

By signing this form, I/we agree to hold harmless and indemnify ING Security Life for any losses arising from such authorzation/revocation instructions. We futher authorize ING Security Life to record telephone conversation with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that ING Security Life reserves the right to discontinued the telephone privilege at any time.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

[ ] Initiate Automatic Rebalancing (complete below)
[ ] Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Index 500 Portfolio

The GCG Trust
_____%	Equity Income Portfolio
_____%	Fully Managed Portfolio
_____%	Growth Portfolio
_____%	Hard Assets Portfolio
_____%	Limited Maturity Bond Portfolio
_____%	Liquid Asset Portfolio
_____%	MidCap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

Invesco Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund

Janus Aspen Series Service Shares
_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Neuberger Berman
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	Magna Opportunities Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Real Estate Fund

___________ % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning _______________________ (Month/Date)
[ ]  Last Valuation Date of Calendar Period
[ ]  Specific Date each Period beginning________________________
                                                                            (Specify Date)

Section D – Dollar Cost Averaging Option

[ ]	Initiate Dollar Cost Averaging (complete below)	[ ]	Change Dollar Cost Averaging (complete below)

Please transfer $ _________ or _________ % from:

(check one only)	[ ] The GCG Trust Liquid Asset Portfolio	[ ] Neuberger Bermen Limited Maturity Bond Investment Option

        into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Option

AIM
$________or________%	V.I. Capital Appreciation Fund
$________or________%	V.I. Government Securities Fund

Alger American
$________or________%	Growth Portfolio
$________or________%	MidCap Growth Portfolio
$________or________%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
$________or________%	Growth Portfolio
$________or________%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
$________or________%	Index 500 Portfolio The GCG Trust

The GCG Trust
$________or________%	Equity Income Portfolio
$________or________%	Fully Managed Portfolio
$________or________%	Growth Portfolio
$________or________%	Hard Assets Portfolio
$________or________%	Limited Maturity Bond Portfolio
$________or________%	Liquid Asset Portfolio
$________or________%	Mid-Cap Growth Porfolio
$________or________%	Research Portfolio
$________or________%	Total Return Portfolio

Invesco Variable Investment Fund (VIF)
$________or________%	VIF-Equity Income Funds
$________or________%	VIF-High Yield Fund
$________or________%	VIF-Small Company Growth Fund

Janus Aspen Series Service Shares
$________or________%	Aggressive Growth Portfolio
$________or________%	Growth Portfolio
$________or________%	International Growth Portfolio
$________or________%	Worldwide Growth Portfolio

Neuberger Berman
$________or________%	AMT Partners Portfolio

Pilgrim Variable Products Trust
$________or________%	Growth Opportunities Portfolio
$________or________%	Magna Opportunities Portfolio
$________or________%	MidCap Opportunities Portfolio
$________or________%	SmallCap Opportunities Portfolio

Putnam Variable Trust
$________or________%	Growth & Income Fund Class IB Shares
$________or________%	New Opportunities Fund Class IB Shares
$________or________%	SmallCap Value Fund Class IB Shares
$________or________%	Voyager Fund Class IB Shares

Van Eck
$________or________%	Worldwide Bond Fund
$________or________%	Worldwide Emerging Markets Fund
$________or________%	Worldwide Hard Assets Fund
$________or________%	Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning ____________________________ (Month/Date)
[ ]  Specific Date each Period beginning ____________________________(Specify Date)

Terminate:

[ ]  Terminate Dollar Cost Averaging on (date) ____________________________
[ ]  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches
$ ______________

Section E – Premium Allocation Change Request

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Index 500 Portfolio

The GCG Trust
_____%	Equity Income Portfolio
_____%	Fully Managed Portfolio
_____%	Growth Portfolio
_____%	Hard Assets Portfolio
_____%	Limited Maturity Bond Portfolio
_____%	Liquid Asset Portfolio
_____%	MidCap Growth Portfolio
_____%	Research Portfolio
_____%	Total Return Portfolio

Invesco Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund

Janus Aspen Series Service Shares
_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

Neuberger Berman
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	Magna Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Real Estate Fund

___________% Guaranteed Interest Division

Section F – Signatures

I/We acknowledge that we have read and understand:
1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

Daytime Phone Number: __________________________________